DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC Intermediate Municipal Bond Portfolio for its annual reporting period ended August 31, 1997. Your Fund produced a total return, including share price changes and dividend income generated, of 8.95%,* and an annualized tax-free distribution rate per share of 5.01%.** (Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.)
ECONOMIC REVIEW
    The performance of the economy over the reporting period has been remarkable. Economic growth during this time has been robust and virtually inflation-free. The revised Gross Domestic Product data for the second quarter revealed that the economy grew at a much stronger rate than originally reported (3.6% versus 2.2%). A significant portion of this unexpectedly strong growth came from a large buildup in inventories which rose at the fastest pace since 1984. Such a rapid increase in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off the unsold backlog. Yet, it is possible that the momentum in the economy, combined with more vigorous consumer spending, could absorb these inventories without any diminution in production.
    Increasingly secure income and plentiful jobs have given workers a growing sense that their jobs are safe which, in turn, has spurred measures of consumer confidence to rise to all-time high levels. This confidence has sparked a recovery in retail sales, which, after a second quarter slow-down, has since revived. This resurgence in retail sales coincided with a boost in overall consumer spending, a combination that could fuel additional economic expansion in the third quarter. This could cause the Federal Reserve Board to again raise interest rates, despite the lack of any evidence of inflationary excess, since the Federal Reserve is concerned that continued strong growth may raise the risk of inflation.
    So far, even with a tightening labor market (the unemployment rate near the end of the reporting period was 4.8%, a 23-year low), wage pressures have been subdued, as has inflation. Inflation has fallen to its lowest level since the early 1960s, with the Consumer Price Index running at annual rates of about 2%. A broader measure of inflation, the Gross Domestic Product Deflator, was even lower, rising at an annual pace of 1.5%. Farther up the economic pipeline, producer prices fell for the seventh straight month in July, the first time this has occurred in over 40 years. The Producer Price Index is essentially unchanged from a year ago.
    This inflationless prosperity has stayed the Fed from causing further increases in interest rates. The dramatic reduction in the budget deficit (the result of a sharp growth in tax receipts from booming corporate profits and rising individual incomes) has also made the Fed more willing to allow economic events to play themselves out. The Federal Open Market Committee
(FOMC), the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Since March, the FOMC has voted three times to leave interest rates unchanged.
    There has been much talk that huge capital investments by businesses combined with new technology have given the economy far greater capacity for expansion than standard economic theories allow. This could be so. Yet, the Fed is not an entity given to economic experimentation. The economy is in its seventh year of expansion, labor markets are tightening, and thus wage pressures could begin to build. We are mindful that the role of the Federal Reserve is to anticipate the future consequences of current monetary policy. Even with the lack of specific inflationary evidence, another modest, cautionary increase in rates could occur, particularly if the economy continues to grow faster than expected.

MARKET ENVIRONMENT
    At the present time, intermediate-term municipals appear to be fairly valued when you compare them to intermediate-term U. S. Treasuries. Both supply and demand for municipals appear to be in equilibrium; however, the forward new issue supply is currently building. If demand doesn't increase, municipal interest rates would have to rise to entice additional buyers into the market. If this occurs, outstanding municipals potentially would underperform comparable taxable investments. Of course, there is no guarantee how the municipal market will perform in the future.
    Heavy new issue volume in some high income-tax states could easily flood a local market's demand. This would allow national municipal funds the opportunity to purchase specialty state issues at attractive levels. Because of the modest supply of new issue bonds during the summer, national funds had a difficult time executing this type of strategy. If supply continues to build, the Fund would look to selectively execute this strategy.
THE PORTFOLIO
    The Fund has continued to implement specific investment strategies which have enhanced its total return while maintaining a high level of current income. From September 1996 through early 1997, the Fund maintained a defensive posture due to a low interest rate environment. During this time, premium bonds were purchased which emphasize current income and have a better ability to protect the principal price of the Fund in a declining market. As interest rates rose through early 1997, this type of bond performed extremely well.
    From early 1997 through May, the Fund reversed strategy and began to slowly purchase discounted bonds. This type of bond was selling at a substantial discount when compared to the rest of the municipal market and represented a good opportunity to enhance the value of the Fund. By June the Fund's strategy had changed to a more defensive position because interest rates had declined to a point where deep discounts were no longer adding value. This strategy has remained in place throughout the summer. If the heavy new issuance during the fall results in an increase in municipal interest rates, the Fund would become more constructive and may look to purchase discounts again.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
September 17, 1997
New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO         AUGUST 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX
  [Exhibit A:
Dollars
$12,811
Lehman Brothers
10-Year Municipal
Bond Index*
$12,638
Dreyfus BASIC
Intermediate Municipal
Bond Portfolio
*Source: Lehman Brothers]
Average Annual Total Returns
             One Year Ended                      From Inception (5/4/94)
            August 31, 1997                         to August 31, 1997
          ----------------------                 -------------------------
                 8.95%                                    7.28%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus BASIC Intermediate Municipal Bond Portfolio on 5/4/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/4/94. All dividends and capital gain distributions are reinvested.
The Portfolio invests primarily in municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Portfolio's performance shown in the line graph takes into account fees and expenses. Unlike the Portfolio, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming the Portfolio. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                       AUGUST 31, 1997
                                                                                           Principal
Long-Term Municipal Investments-100.0%                                                       Amount           Value
                                                                                         -------------
Alabama-1.7%
Alabama Agricultural and Mechanical University, Revenues
  6%, 11/1/2006 (Insured; MBIA).............................................                      $  1,000,000   $  1,092,770
Arizona-3.0%
Arizona Transportation Board, Highway Revenue, Refunding 5%, 7/1/2010.......                           900,000        904,176
Maricopa County, COP 5.625%, 6/1/2000.......................................                         1,000,000      1,022,920
California-4.3%
California Statewide Communities Development Authority, COP, Revenue,
Refunding
  (Triad Healthcare) Zero Coupon, 8/1/2007
  (Insured; California Health Facilities Construction Loan Fund)............                         3,000,000      1,756,200
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  Zero Coupon, 1/1/2004.....................................................                         1,000,000        725,140
Hemet, COP (Capital Projects) 6.50%, 2/1/2003...............................                           200,000        210,596
Colorado-4.6%
Denver City and County, Airport Revenue:
  6.80%, 11/15/1997.........................................................                           750,000        753,967
  7.25%, 11/15/2007.........................................................                           200,000        223,296
Westminster, MFHR, Refunding (Semper Village Apartments)
  5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance).............................                         1,830,000      1,907,537
Florida-2.4%
Palm Beach County, Criminal Justice Facilities Revenue
  5.90%, 6/1/2008 (Insured; FGIC)...........................................                         1,400,000      1,508,164
Hawaii-3.4%
Hawaii 5.80%, 1/1/2005......................................................                         1,000,000      1,068,180
Hawaii Harbor, Capital Improvement Revenue, Refunding
  6.20%, 7/1/2008 (Insured; FGIC)...........................................                         1,000,000      1,084,190
Illinois-1.6%
Chicago Public Building Commerce, Building Revenue
  (Chicago Park District) 5.80%, 1/1/2013 (Insured; FGIC)...................                         1,000,000      1,028,160
Indiana-1.7%
Indiana Transportation Finance Authority, Airport Facilities LR
  (United Air) 6.25%, 11/1/2003.............................................                         1,000,000      1,074,100
Massachusetts-2.2%
Massachusetts Health and Educational Facilities Authority, Revenue
  (Sisters Providence Health Systems) 6.20%, 11/15/2002.....................                           250,000        261,840
University of Massachusetts Building Authority, Revenue, Refunding
  6.50%, 5/1/2006...........................................................                         1,000,000      1,126,910
Michigan-3.5%
Greater Detroit Resource Recovery Authority, Revenue, Refunding
  6.25%, 12/13/2008 (Insured; AMBAC)........................................                         1,000,000      1,113,150

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   AUGUST 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount         Value
                                                                                                       -------         ------
Michigan (continued)
Michigan Hospital Finance Authority, HR, Refunding (Genesys Health System)
  7.10%, 10/1/2002..........................................................                      $  1,000,000   $  1,088,590
Minnesota-2.2%
Minnesota Public Facilities Authority, Water Pollution Control Revenue,
Refunding
  4.625%, 3/1/2008..........................................................                         1,400,000      1,377,698
Missouri-1.8%
Missouri Regional Convention and Sports Complex Authority
  (Convention and Sports Project) 5.50%, 8/15/2013 (Insured; MBIA)..........                         1,100,000      1,116,962
New Jersey-3.9%
New Jersey Economic Development Authority, Market Transition Facility Revenue
  7%, 7/1/2003 (Insured; MBIA)..............................................                         1,000,000      1,122,130
New Jersey Turnpike Authority, Turnpike Revenue 6%, 1/1/2005................                         1,290,000      1,365,929
New York-4.2%
New York State Housing Corp., Revenue, Refunding 6%, 11/1/2003..............                         1,500,000      1,595,055
New York State Thruway Authority, Service Contract Revenue
  (Local Highway and Bridge) 5.75%, 4/1/2006................................                         1,000,000      1,053,230
North Carolina-5.4%
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding
  7%, 1/1/2008..............................................................                         1,000,000      1,132,190
Wake County 4.50%, 3/1/2010.................................................                         2,400,000      2,280,840
Ohio-.9%
Cuyahoga County, HR (Meridia Health System) 6.20%, 8/15/2005................                           505,000        549,395
Pennsylvania-18.7%
Pennsylvania, COP 5.40%, 7/1/2008 (Insured; AMBAC)..........................                         5,000,000      5,112,400
Pennsylvania Convention Center Authority, Revenue, Refunding
  6.25%, 9/1/2004...........................................................                           200,000        211,658
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue
  5.50%, 12/1/2012 (Insured; AMBAC).........................................                         4,000,000      4,083,960
Philadelphia, Water and Wastewater Revenue, Refunding
  5.75%, 6/15/2013 (Insured; MBIA)..........................................                         1,000,000      1,030,910
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
  (Northwestern Corporation) 6.50%, 6/1/2004................................                         1,280,000      1,361,408
Rhode Island-1.6%
Rhode Island, Consolidated Capital Development Loan
  5.95%, 8/1/2013 (Insured; MBIA)...........................................                         1,000,000      1,041,580
Texas-8.8%
Brazos Higher Education Authority, Student Loan Revenue, Refunding
  6.20%, 12/1/2002..........................................................                           200,000        210,530

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount         Value
                                                                                                       -------         ------
Texas (continued)
Irving Hospital Authority, HR (Irving Healthcare Systems)
  5.70%, 7/1/2008 (Insured; FSA)............................................                      $  1,675,000   $  1,750,141
Lower Colorado River Authority, Revenue, Refunding
  Zero Coupon, 1/1/2003 (Insured; AMBAC)....................................                         1,000,000        784,630
Mesquite Health Facilities Development Corporation
  Retirement Facilities Revenue, Refunding (Christian Retirement Facility):
    5.70%, 2/15/2002........................................................                           285,000        290,558
    5.80%, 2/15/2003........................................................                           315,000        322,317
San Antonio, Water Revenue, Refunding 6.30%, 5/15/2004 (Insured; FGIC)......                         1,000,000      1,087,770
Waco 6%, 2/1/2004 (Insured; FGIC)...........................................                         1,070,000      1,151,202
Utah-2.5%
Salt Lake County Municipal Building Authority, LR
  6.15%, 10/1/2010 (Insured; MBIA)..........................................                         1,450,000      1,555,241
Virginia-3.9%
Brunswick County Industrial Development Authority, Correctional Facility LR
  5.55%, 7/1/2008 (Insured; MBIA)...........................................                         1,325,000      1,401,002
Virginia Housing Development Authority, Commonwealth Mortgage
  5.75%, 1/1/2001...........................................................                         1,000,000      1,034,370
Washington-3.6%
Snohomish County Public Utility District Number 1, Electric Revenue
  6.60%, 1/1/2002 (Insured; FGIC)...........................................                         1,000,000      1,082,570
Washington Health Care Facilities Authority, Revenue, Refunding
  (Gray Harbor Community Hospital) 5.75%, 7/1/2010 (Insured; Asset Guaranty)                         1,180,000      1,213,949
Wisconsin-1.6%
Wisconsin, Transportation Revenue 5.40%, 7/1/2004...........................                         1,000,000      1,032,100
Wyoming-1.1%
Wyoming Farm Loan Board, Capital Facilities Revenue
  Zero Coupon, 10/1/2004....................................................                         1,000,000        711,490
U.S. Related-11.4%
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue
  5.40%, 7/1/2006...........................................................                         7,000,000      7,240,730
                                                                                                                      -------
TOTAL INVESTMENTS (cost $61,380,304)........................................                                      $63,253,831
                                                                                                                      =======

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue

Summary of Combined Ratings (Unaudited)
Fitch (a)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                            --------                      -----------------          ------------------
AAA                                Aaa                            AAA                               55.5%
AA                                 Aa                             AA                                15.0
A                                  A                              A                                 17.9
BBB                                Baa                            BBB                               11.6
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Fitch currently provides creditworthiness information for a limited number of investments.
    (b) At August 31, 1997, the Fund had $18,487,588 (27.9% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated by transportation projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                   AUGUST 31, 1997
                                                                                                     Cost              Value
                                                                                                    ------            -------
ASSETS:                          Investments in securities-See Statement of Investments        $61,380,304        $63,253,831
                                 Cash.......................................                                        2,380,852
                                 Interest receivable........................                                          784,716
                                 Prepaid expenses...........................                                            9,662
                                                                                                                      -------
                                                                                                                   66,429,061
                                                                                                                      -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         22,341
                                 Accrued expenses and other liabilities.....                                           34,499
                                                                                                                      -------
                                                                                                                       56,840
                                                                                                                      -------
NET ASSETS..................................................................                                      $66,372,221
                                                                                                                      =======
REPRESENTED BY:                  Paid-in capital............................                                      $63,690,514
                                 Accumulated undistributed investment income-net17,442
                                 Accumulated net realized gain (loss) on investments                                  790,738
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                               1,873,527
                                                                                                                      -------
NET ASSETS..................................................................                                      $66,372,221
                                                                                                                      =======
SHARES OUTSTANDING
(500 million shares of $.001 par value Common Stock authorized).............                                        5,009,728
NET ASSET VALUE, offering and redemption price per share....................                                           $13.25
                                                                                                                      =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF OPERATIONS                                                                          YEAR ENDED AUGUST 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $3,104,910
EXPENSES:                        Management fee-Note 3(a)...................                   $   350,994
                                 Shareholder servicing costs-Note 3(b)......                        39,178
                                 Registration fees..........................                        31,554
                                 Auditing fees..............................                        15,964
                                 Custodian fees.............................                         7,205
                                 Prospectus and shareholders' reports.......                         3,127
                                 Legal fees.................................                         1,708
                                 Directors' fees and expenses-Note 3(c).....                         1,320
                                 Loan commitment fees-Note 2................                           758
                                 Miscellaneous..............................                        16,363
                                                                                                    ------
                                       Total Expenses.......................                       468,171
                                 Less-reduction in management fee due to
                                     undertakings-Note 3(a).................                      (328,180)
                                                                                                    ------
                                       Net Expenses.........................                                          139,991
                                                                                                                       ------
INVESTMENT INCOME-NET.......................................................                                        2,964,919
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $   830,786
                                 Net unrealized appreciation (depreciation) on investments       1,122,381
                                                                                                    ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        1,953,167
                                                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $4,918,086
                                                                                                                       ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                Year Ended      Year Ended
                                                                                             August 31, 1997  August 31, 1996
                                                                                              --------------  ---------------
OPERATIONS:
  Investment income-net.....................................................                    $   2,964,919   $   2,235,887
  Net realized gain (loss) on investments...................................                          830,786         288,324
  Net unrealized appreciation (depreciation) on investments.................                        1,122,381        (735,467)
                                                                                                      -------         -------
    Net Increase (Decrease) in Net Assets Resulting from Operations.........                        4,918,086       1,788,744
                                                                                                      -------         -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.....................................................                       (2,954,332)     (2,229,032)
  Net realized gain on investments..........................................                         (116,833)         ----
                                                                                                      -------         -------
    Total Dividends.........................................................                       (3,071,165)     (2,229,032)
                                                                                                      -------         -------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.............................................                       63,306,603      19,466,226
  Dividends reinvested......................................................                        2,344,563       1,721,467
  Cost of shares redeemed...................................................                      (47,723,666)    (17,304,524)
                                                                                                      -------         -------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.......                       17,927,500       3,883,169
                                                                                                      -------         -------
      Total Increase (Decrease) in Net Assets...............................                       19,774,421       3,442,881
NET ASSETS:
  Beginning of Period.......................................................                       46,597,800      43,154,919
                                                                                                      -------         -------
  End of Period.............................................................                     $ 66,372,221    $ 46,597,800
                                                                                                      =======         =======
Undistributed investment income-net.........................................                  $        17,442   $       6,855
                                                                                                      -------         -------
                                                                                                      Shares           Shares
                                                                                                      -------         -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................................                        4,858,139       1,499,256
  Shares issued for dividends reinvested....................................                          179,212         132,850
  Shares redeemed...........................................................                       (3,660,946)     (1,331,127)
                                                                                                      -------         -------
    Net Increase (Decrease) in Shares Outstanding...........................                        1,376,405         300,979
                                                                                                      =======         =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     Year Ended August 31,
                                                                          ------------------------------------------------
PER SHARE DATA:                                                              1997        1996        1995        1994(1)
                                                                             ----        ----        ----        ----
    Net asset value, beginning of period.....................              $12.83      $12.95      $12.65      $12.50
                                                                             ----        ----        ----        ----
    Investment Operations:
    Investment income-net....................................                 .66         .65         .68         .24
    Net realized and unrealized gain (loss)
      on investments.........................................                 .45        (.12)        .30         .15
                                                                             ----        ----        ----        ----
    Total from Investment Operations.........................                1.11         .53         .98         .39
                                                                             ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.....................                (.66)       (.65)       (.68)       (.24)
    Dividends from net realized gain on investments..........                (.03)          -           -           -
                                                                             ----        ----        ----        ----
    Total Distributions......................................                (.69)       (.65)       (.68)       (.24)
                                                                             ----        ----        ----        ----
    Net asset value, end of period...........................              $13.25      $12.83      $12.95      $12.65
                                                                             ====        ====        ====        ====
TOTAL INVESTMENT RETURN......................................                8.95%       4.07%       8.09%       3.11%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................                 .24%        .39%        .11%          -
    Ratio of net investment income
      to average net assets..................................                5.07%       5.01%       5.45%       5.53%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.....................                 .56%        .46%        .81%       1.54%(3)
    Portfolio Turnover Rate..................................               64.65%      54.99%      34.12%      41.15%(2)
    Net Assets, end of period (000's Omitted)................             $66,372     $46,598     $43,155     $28,275
(1)    From May 5, 1994 (commencement of operations) to August 31, 1994.
(2)    Not annualized.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended August 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 1996 through December 31, 1996 to reimburse all fees and expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, and thereafter, had undertaken through May 7, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the value of the Fund's average daily net assets. The Manager has currently undertaken from May 8, 1997 through June 30, 1998, to reduce the management fee paid by the Fund to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of
 .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $328,180 during the period ended August 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1997, the Fund was charged an aggregate of $27,376 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,133 during the period ended August 31, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1997 amounted to $53,099,103 and $35,886,298, respectively.
    At August 31, 1997, accumulated net unrealized appreciation on investments was $1,873,527, consisting of $1,974,353 gross unrealized appreciation and $100,826 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus BASIC Intermediate Municipal Bond Portfolio
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Intermediate Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Intermediate Municipal Bond Portfolio at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
October 3, 1997


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended August 31, 1997:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and
    -the Fund hereby designates $.0256 per share as a long-term capital gain distribution of the $.0287 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS BASIC INTERMEDIATE
MUNICIPAL BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            126AR978
Registration Mark
[Dreyfus logo]
BASIC Intermediate
Municipal Bond
Portfolio
Annual Report
August 31, 1997